 Ex 10-6


[LOGO] BLUMBERG LAW PRODUCTS  A 101--Lease of a Condominium unit, 12-96

                                                Prepared by Arnold Mandell, Esq.
                    (copyright) 1987 by Blumberg Excelsior, Publisher, NYC 10013

                          LEASE OF A CONDOMINIUM UNIT

      The Landlord and Tenant agree to lease the Unit and Landlord's interest in the Common Elements located in the Condominium at: 641 Fifth Avenue, New York, NY 10022, Unit 36F (Premises)

LANDLORD:  Alex and Susan Cocoziello        TENANT:  Manhattan Scientifics, Inc.
           One Broadway, Room 102                    One Rockefeller Plaza
           Elmwood, New Jersey 07407    Address      New York, NY 10020
                                          for        c/o Scott Bach, Esq.
                                        Notices

Unit (and terrace, if any)  36F              Garage space (if any) None
Bank_________________________________________________

Lease date  December 4, 1998
Broker* Sandy Neuringer & Associates, Inc.
Coldwell Banker, Hunt Kennedy

Term Two (2) years beginning January 1, 1999 ending December 31, 2001 Tenant's Insurance $

Yearly Rent   $60,000
Monthly Rent  $ 5,000**
Security      $ 5,000
Garage Fee    $
** Second Yr: $5,250

Declaration of Condominium: __________________________ (Declarant) Name of Condominium: Olympic Tower Condominium (Declaration)

1. Lease is subject and subordinate

      This Lease is subject and subordinate to (A) the By-Laws, Rules and Regulations and Provisions of the Declaration Establishing a Plan for Condominium Ownership of the Premises and (B) Powers of Attorney granted to the Board of Managers, leases, agreements, mortgages, renewals, modifications, consolidations, replacements and extensions to which the Declaration or the Unit are presently or may in the future be subject. Tenant shall not perform any act, or fail to perform an act, if the performance or failure to perform would be a violation of or default in the Declaration or a document referred to in (B). Tenant shall not exercise any right or privilege under this Lease, the performance of which would be a default in or violation of the Declaration or a document referred to in subdivision (B). Tenant must promptly execute any certificate(s) that Landlord requests to show that this Lease is so subject and subordinate. Tenant authorizes Landlord to sign these certificate(s) for Tenant. Tenant acknowledges that Tenant has had the opportunity to read the Declaration of Condominium Ownership for the Condominium, including the By-Laws. Tenant agrees to observe and be bound by all the terms contained in it which apply to the occupant or user of the Unit or a user of Condominium common areas and facilities. Tenant agrees to observe all of the Rules and Regulations of the Association and Board of Managers.

2. Lender Changes

      Landlord may borrow money from a lender who may request an agreement for changes in this Lease. Tenant shall sign the agreement if it does not change the rent or the Term, and does not alter the Unit.

3. Use

      The Unit must be used only as a private residence and for no other reason. Only a party signing this Lease and the spouse and children of that party may use the Unit.

4. Rent, added rent

      A. The rent payment for each month must be made on the first day of that month at Landlord's address. Landlord need not give notice to pay the rent. Rent must be paid in full and no amount subtracted from it. The first month's rent is to be paid when Tenant signs this Lease. Payment of rent in installments is for Tenant's convenience only. If Tenant defaults, Landlord may give notice to Tenant that Tenant may no longer pay rent in installments. The entire rent for the remaining part of the Term will then be due and payable.

      B. This Lease and the obligation of Tenant to pay rent and perform all of the agreements on the part of Tenant to be performed shall not be affected, impaired or excused, nor shall there be any apportionment or abatement of rent for any reason including, but not limited to, damage to the Unit or inability to use the Common Elements.

5. Failure to give possession:

      Landlord shall not be liable for failure to give Tenant possession of the Unit on the beginning date of the Term. Rent shall be payable as of the beginning of the Term unless Landlord is unable to give possession. Rent shall then be payable as of the date possession is available. Landlord will notify Tenant as to the date possession is available. The ending date of the Term will not change.

6. Security

      Tenant has given security to Landlord in the amount stated above. The security has been deposited in the Bank named above and delivery of this Lease is notice of the deposit. If the Bank is not named, Landlord will notify Tenant of the Bank's name and address in which the security is deposited.

      If Tenant does not pay rent on time, Landlord may use the security to pay for rent past due. If Tenant fails to perform any other term in this Lease, Landlord may use the security for payment of money Landlord may spend, or damages Landlord suffers because of Tenant's failure. If the Landlord uses the security Tenant shall, upon notice from Landlord, send to Landlord an amount equal to the sum used by Landlord. At all times Landlord is to have the amount of security stated above.

      If Tenant fully performs all terms of this Lease, pays rent on time and leaves the Unit in good condition on the last day of the Term, then Landlord will return the security being held.

      If Landlord sells or leases the Unit, Landlord may give the security to the buyer or lessee. In that event Tenant will look only to the buyer or lessee for the return of the security. The security is for Landlord's, use as stated in this Section. Landlord may put the security in any place permitted by law. If the law states the security must bear interest, unless the security is used by Landlord as stated Landlord will give Tenant the interest less the sum Landlord is allowed to keep for expenses. If the law does not require security to bear interest, Tenant will not be entitled to it. Landlord need not give Tenant interest on the security if Tenant is not fully performing any term in this Lease.

7. Alterations

      Tenant must obtain Landlord's prior written consent to install any panelling, flooring, "built in" decorations, partitions, railings or make alterations or to paint or wallpaper the Unit. Tenant must not change the plumbing, ventilating, air conditioning, electric or heating systems. If consent is given the alterations and installations shall become the property of Landlord when completed and paid for. They shall remain with and as part of the Unit at the end of the Term. Landlord has the right to demand that Tenant remove the alterations and installations before the end of the Term. The demand shall be by notice, given at least 15 days before the end of the Term. Tenant shall comply with the demand at Tenant's own cost. Landlord is not required to do or pay for any work unless stated in this Lease.

      If a Mechanic's Lien is filed on the Unit or building for Tenant's failure to pay for alterations or installations in the Unit, Tenant must immediately pay or bond the amount stated in the Lien. Landlord may pay or bond the Lien immediately, if Tenant fails to do so within 20 days after Tenant is given notice about the Lien. Landlord's costs shall be added rent.

8. Repairs

      Tenant must take good care of the Unit and all equipment and fixtures in it. Tenant must, at Tenant's cost make all repairs and replacements whenever the need results from Tenant's act or neglect. If Tenant fails to make a needed repair or replacement, Landlord may do it. Landlord's expense will be added rent. Subject to Tenant's obligations under this Lease, Landlord will require the Association (to the extent that the Association is obligated under the terms of the Declaration or other agreement) to maintain the Unit, or repair any damage to it, except where caused in whole or in part by the act, failure to act, or negligence of Tenant, or Tenant's licensees, invitees, guests, contractors or agents. Tenant must give Landlord prompt notice of required repairs or replacements.

9. Fire, accident, defects, damage

      Tenant must give Landlord prompt notice of fire, accident, damage or dangerous or defective condition. If the Unit can not be used because of fire or other casualty, Tenant is not required to pay rent for the time the Unit is unusable. If part of the Unit can not be used, Tenant must pay rent for the usable part. Landlord shall have the right to decide which part of the Unit is usable. Landlord need only arrange for the damaged structural parts of the Unit to be repaired. Landlord is not required to arrange for the repair or replacement of any equipment, fixtures, furnishings or decorations. Landlord is not responsible for delays due to settling insurance claims, obtaining estimates, labor and supply problems or any other cause not fully under Landlord's control.

      If the fire or other casualty is caused by an act or neglect of Tenant or guest of Tenant, or at the time of the fire or casualty Tenant is in default in any term of this Lease, then all repairs will be

* If no broker, insert "None."

made at Tenant's expense and Tenant must pay the full rent with no adjustment. The cost of the repairs will be added rent.

      If there is more than minor damage to the Unit by fire or other casualty, Landlord may cancel this Lease within 30 days after that fire or casualty by giving notice. The Lease will end 30 days after Landlord's cancellation notice to Tenant. Tenant must deliver the Unit to Landlord on or before the cancellation date in the notice and pay all rent due to the date of the fire or casualty. If the Lease is cancelled Landlord is not required to arrange for the repair of the Unit. The cancellation does not release Tenant of liability in connection with the fire or casualty. This Section, when permitted, is intended to replace the terms of applicable statutory law. Tenant has no right to cancel this Lease due to fire or casualty.

10. Liability

      Landlord is not liable for loss, expense, or damage to any person or property, unless due to Landlord's negligence. Landlord is not liable to Tenant it anyone is not permitted or is refused entry into the Building.

      Tenant must pay for damages suffered and money spent by Landlord relating to any claim arising from any act or neglect of Tenant. If an action is brought against Landlord arising from Tenant's act or neglect Tenant shall defend Landlord at Tenant's expense with an attorney of Landlord's choice.

      Tenant is responsible for all acts of Tenant's family, employees, guests or invitees. Tenant must carry whatever property or liability insurance Landlord may require and will name Landlord as a party insured. The insurance shall be no less than a Tenant's Homeowners Insurance Policy in the minimum amount stated above. Tenant shall deliver a copy of the binder to Landlord prior to taking possession of the Unit.

11. Entry of Landlord

      Landlord or parties authorized by Landlord may enter the Unit at reasonable hours to: repair, inspect, exterminate, install or work on systems and cause performance of other work that Landlord decides is necessary. At reasonable hours Landlord my show the Unit to possible buyers, lenders or tenants.

      If Landlord enters the Unit, Landlord will try not to disturb Tenant. Landlord may cause to be kept in the Unit all equipment necessary to make repairs or alterations to the Unit or Building. Landlord is not responsible for disturbance or damage to Tenant because of work being performed on or equipment kept in the Unit. Landlord's or the Association's use of the Unit does not give Tenant a claim of eviction. Landlord or those authorized by Landlord may enter the Unit to get to any part of the Building.

      Landlord has the right at any time to permit the following people into the
Unit: (i) receiver, trustee, assignee for benefit of creditors; or (ii) sheriff, marshall or court officer; and (iii) any person from the fire, police, building, or sanitation departments or other state, city or federal government and (iv) the Association, Board of Managers and any other party permitted or authorized by the Declaration or Management Agreement covering the Unit or Condominium. Landlord has no responsibility for damage or loss as a result of those persons being in the Unit.

12. Construction or demolition

      Construction or demolition may be performed in or near the Building. Even if it interferes with Tenant's ventilation, view or enjoyment of the Unit is shall not affect Tenant's obligations in this Lease.

13. Assignment and sublease

      Tenant must not assign this Lease or sublet all or part of the Unit or permit any other person to use the Unit. If Tenant does, Landlord has the right to cancel the Lease as stated in the Default section. Tenant must get Landlord's written permission each time Tenant wants to assign or sublet. Permission to assign or sublet is good only for that assignment or sublease. Tenant remains bound to the terms of this Lease after a permitted assignment or sublet even if Landlord accepts rent from the assignee or subtenant. The amount accepted will be credited toward rent due from Tenant. The assignee or subtenant does not become Landlord's tenant. Tenant is responsible for acts of any person in the Unit.

14. Tenant's certificate

      Upon request by Landlord, Tenant shall sign a certificate stating the following; (1) This Lease is in full force and unchanged (or if changed, how it was changed); and (2) Landlord has fully performed all of the terms of this Lease and Tenant has no claim against Landlord; and (3) Tenant is fully performing all the terms of the Lease and will continue to do so; and (4) rent and added rent have been paid to date. The certificate will be addressed to the party Landlord chooses.

15. Condemnation

      If all or a part of the Building or Unit is taken or condemned by a legal authority, Landlord may, on notice to Tenant, cancel the Term. If Landlord cancels, Tenant's rights shall end as of the date the authority takes title to the Unit or Building. The cancellation date must not be less than 30 days from the date of the Landlord's cancellation notice. On the cancellation date Tenant must deliver the Unit to Landlord together with all rent due to that date. The entire award for any taking including the portion for fixtures and equipment belongs to Landlord. Tenant gives Landlord any interest Tenant may have to any part of the award. Tenant shall make no claim for the value of the remaining part of the Term.

16. Tenant's duty to obey laws and regulations

      Tenant must, at Tenant's expense, promptly comply with all laws, orders, rules, requests, and directions, of all governmental authorities, Landlord's, insurers, Board of Fire Underwriters, or similar groups. Notices received by Tenant from any authority or group must be promptly delivered to Landlord. Tenant will not do anything which may increase Landlord's insurance premiums. If Tenant does, Tenant must pay the increase in premium as added rent.

17. [Deleted]


18. No liability for property

      Neither Landlord, the Association or Board of Managers is liable or responsible for (a) loss, theft, misappropriation or damage to the personal property, or (b) injury caused by the property or its use.

19. Playground, pool, parking and recreation areas

      If there is a playground, pool, parking or recreation area, or other common areas, Landlord may give Tenant permission to use it. If Landlord gives permission, Tenant will use the area at Tenant's own risk and must pay all fees Landlord or the Association charges. Landlord is not required to give Tenant permission.

20. Terraces and balconies

      The Unit may have a terrace or balcony. The terms of this Lease apply to the terrace or balcony as if part of the Unit. The Landlord may make special rules for the terrace and balcony. Landlord will notify Tenant of such rules.

      Tenant must keep the terrace or balcony clean and free from snow, ice, leaves and garbage and keep all screens and drains in good repair. No cooking allowed on the terrace or balcony. Tenant may not keep plants, or install a fence or any addition on the terrace or balcony. If Tenant does, Landlord has the right to remove and store them at Tenant's expense.

21. Correcting Tenant's defaults

      If Tenant fails to correct a default after notice from Landlord, Landlord may correct it at Tenant's expense. Landlord's cost to correct the default shall be added rent.

22. Notices

      Any bill, statement or notice must be in writing. If to Tenant, it must be delivered or mailed to the Tenant at the Unit. If to Landlord it must be mailed to Landlord's address. It will be considered delivered on the date mailed or if not mailed, when left at the proper address. A notice must be sent by certified mail. Landlord must notify Tenant if Landlord's address is changed. The signatures of all Tenants in the Unit are required on every notice by Tenant. Notice by Landlord to one named person shall be as though given to all those persons. Each party shall accept notices of the other.

23. Tenant's default

      A. Landlord must give Tenant notice of default. The following are defaults and must be cured by Tenant within the time stated:

      (1) Failure to pay rent or added rent on time, 3 days.

      (2) [Deleted]

      (3) Issuance of a court order under which the Unit may be taken by another party, 5 days.

      (4) Failure to perform any term in another lease between Landlord and Tenant (such as a garage lease), 5 days.

      (5) Improper conduct by Tenant annoying other tenants, 3 days.

      (6) Failure to comply with any other term or Rule in the Lease, 5 days.

      If Tenant fails to cure in the time stated, Landlord may cancel the Lease by giving Tenant a cancellation notice. The cancellation notice will state the date the Term will end which may be no less than 3 days after the date of the notice. On the cancellation date in the notice the Term of this lease shall end. Tenant must leave the Unit and give Landlord the keys on or before the cancellation date. Tenant continues to be responsible as stated in this Lease.

      B. If Tenant's application for the Unit contains any misstatement of fact, Landlord may cancel this Lease. Cancellation shall be by cancellation notice as stated in Paragraph 23, A.

      C. If (1) the Lease is cancelled; or (2) rent or added rent is not paid on time; or (3) Tenant vacates the Unit, Landlord may in addition to other remedies take any of the following steps: (a) enter the Unit and remove Tenant and any person or property, and (b) use eviction or other lawsuit method to take back the Unit.

      D. If this Lease is cancelled, or Landlord takes back the Unit, the following takes place:

      (1) Rent and added rent for the unexpired Term becomes due and payable. Tenant must also pay Landlord's expenses as stated in Paragraph 23, D(3).

      (2) Landlord may re-rent the Unit and anything in it. The re-renting may be for any Term. Landlord may charge any rent or no rent and give allowances to the new tenant. Landlord may, at Tenant's expense, do any work Landlord feels is needed to put the Unit in good repair, and prepare it for renting. Tenant remains liable and is not released in any manner.

      (3) Any rent received by Landlord for the re-renting shall be used first to pay Landlord's expenses and second to pay any amounts Tenant owes under this Lease. Landlord's expenses include the costs of getting possession and re-renting the Unit, including, but not only, reasonable legal fees, brokers fees, cleaning and repairing costs, decorative costs and advertising costs.

      (4) From time to time Landlord may bring actions for damages. Delay or failure to bring an action shall not be a waiver of Landlord's rights. Tenant is not entitled to any excess of rents collected over the rent paid by Tenant to Landlord under this Lease.

      (5) If Landlord re-rents the Unit combined with other space an adjustment will be made based on square footage. Money received by Landlord from the next tenant, other than the monthly rent, shall be considered as part of the rent paid to Landlord. Landlord is entitled to all of it.

      Landlord has no duty to re-rent the Unit. If Landlord does re-rent the fact that all or part of the next tenant's rent is not collected does not affect Tenant's liability. Landlord has no duty to collect the next tenant's rent. Tenant must continue to pay rent, damages, losses and expenses without offset.

      E. If Landlord takes possession of the Unit by Court order, or under the Lease, Tenant has no right to return to the Unit.

24. Jury Trial and counterclaims

      Landlord and Tenant agree not to use their right to a Trial by Jury in any action or proceeding brought by either against the other, for any matter concerning this Lease or the Unit. The giving up of the right to a Jury Trial is a serious matter. There are rules of law that protect that right and limit the type of action in which a Jury Trial may be given up. Tenant gives up any right to bring a counterclaim or set-off in any action by Landlord against Tenant on any matter directly or indirectly related to this Lease.

25. Bankruptcy, insolvency

      If (1) Tenant assigns property for the benefit of creditors, (2) Tenant files a voluntary petition or an involuntary petition is filed against Tenant under any bankruptcy or insolvency law, or (3) a trustee or receiver of Tenant or Tenant's property is appointed, Landlord may give Tenant 30 days notice of cancellation of the Term of this Lease. If any of the above is not fully dismissed within the 30 days, the Term shall end as of the date stated in the notice. Tenant must continue to pay rent. damages, losses and expenses without offset.

26. No Waiver

      Landlord's failure to enforce, or insist that Tenant comply with a term in this Lease is not a waiver of Landord's rights. Acceptance of rent by Landlord is not a waiver of Landlord's rights. The rights and remedies of Landlord are separate and in addition to each other. The choice of one does not prevent Landlord from using another.

27. Illegality

      If a term in this Lease is illegal that term will no longer apply. The rest of this Lease remains in full force.

28. Representations, changes in Lease

      Tenant has read this Lease. All promises made by the Landlord are in this Lease. There are no others. This Lease may be changed only by an agreement in writing signed by and delivered to each party.

29. Inability to perform

      If due to labor trouble, government order, lack of supply, Tenant's act or neglect or any other cause not fully within the Association's reasonable control, the Association, or Board of Managers is delayed or unable to carry out any of their respective obligations, requirements, promises or agreements, if any, this Lease shall not be ended or Tenant's obligations affected in any manner.

30. Limit of recovery against Landlord

      Tenant is limited to Landlord's interest in the Unit for payment of a judgment or other court remedy against Landlord.

31. End of Term

      At the end of the Term, Tenant must: leave the Unit clean and in good condition, subject to ordinary wear and tear; remove all of Tenant's property and all Tenant's installations and decorations; repair all damages to the Unit and Building caused by moving; and restore the Unit to its condition at the beginning of the Term. If the last day of the Term is on a Saturday, Sunday or State or Federal holiday the term shall end on the prior business day.

32. Space "as is"

      Tenant has inspected the Unit and Building. Tenant states that they are in good order and repair and takes the Unit as is. Sizes of rooms stated in brochures or plans of the Building or Unit are approximate and subject to change. This Lease is not affected or Landlord liable if the brochure or plans do not show obstructions or are incorrect in any manner.

33. Quiet enjoyment

      Subject to the terms of this Lease, as long as Tenant is not in default Tenant may peaceably and quietly have, hold, and enjoy the Unit for the Term.

34. Landlord's consent

      If Tenant requires Landlord's consent to any act and such consent is not given, Tenant's only right is to ask the Court to force Landlord to give consent. Tenant agrees not to make any claim against Landlord for money or subtract any sum from the rent because such consent was not given.

35. Lease binding on

      This Lease is binding on Landlord and Tenant and their heirs, distributees, executors, administrators, successors and lawful assigns.

36. Landlord

      Landlord means the owner of the Unit. Landlord's obligations end when Landlord's interest in the Unit is transferred. Any acts Landlord may do may be performed by Landlord's agents.

37. Broker

      If the name of a Broker appears in the box at the top of the first page of this Lease, Tenant states that this is the only Broker that showed the Unit to Tenant. If a Broker's name does not appear Tenant states that no agent or broker showed Tenant the Unit. Tenant will pay Landlord any money Landlord may spend if either statement is incorrect.

38. Paragraph headings

      The paragraph headings are for convenience only.

39. Rules

      Tenant must comply with these Rules. Notice of new or changed Rules will be given to Tenant. Landlord, the Association or Board of Managers need not enforce Rules against other tenants. Landlord is not liable to Tenant if another tenant violates these Rules. Tenant receives no rights under these Rules:

      (1) The comfort or rights of other tenants must not be interfered with. Annoying sounds, smells and lights are not allowed.

      (2) No one is allowed on the roof. Nothing may be placed on or attached to fire escapes, sills, windows or exterior walls of the Unit or in the hallway or public areas. Clothes, linens or rugs may not be aired or dried from the Unit or on terraces.

      (3) Tenant must give the Landlord keys to all locks. Locks may not be changed or additional locks installed without Landlord's consent. Doors must be locked at all times. Windows must be locked when Tenant is out. All keys must be returned to Landlord at the end of the Term.

      (4) Floors of the Unit must be covered by carpets or rugs. Waterbeds or furniture containing liquid are not allowed in the Unit.

      (5) Dogs, cats or other animals or pets are not allowed in the Unit or Building. Feeding of birds or animals from the Unit, terraces or public areas is not permitted.

      (6) Garbage disposal rules must be followed. Wash lines, vents amid plumbing fixtures must be used for their intended purpose.

      (7) Laundry machines, if any, are used at Tenant's risk and cost. Instructions must be followed. Landlord may stop their use at any time.

      (8) Moving furniture, fixtures or equipment must be scheduled with Landlord. Tenant must not send Landlord's employees on personal errands.

      (9) Improperly parked cars may be removed without notice at Tenant's cost.

      (10) Tenant must not allow the cleaning of the windows or other part of the Unit or Building from the outside.

      (11) Tenant shall conserve energy.

      (12) Tenant may not operate manual elevators. Smoking or carrying lighted pipes, cigarettes or cigars is not permitted in elevators. Messengers and trade people must only use service elevators and service entrances.

      (13) The entrances, halls and stairways may only be used to go to or leave the Unit.

      (14) Professional tenants must not allow patients to wait in public areas.

      (15) Inflammable or dangerous things may not be kept or used in the Unit.

      (16) No tour of the Unit or Building may be conducted. Auctions or tag sales are not permitted in Units.

      (17) Bicycles, scooters, skate boards or skates may not be kept or used in lobbies, halls or stairways. Carriages and sleds may not be kept in lobbies, halls or stairways.

40. Appliances, etc., included in Lease

      The Lease includes only personal property itemized on the annexed schedule called the Personal Property schedule.

41. Definitions

      a) "Association" means the Unit Owners Association and/or any organization, whether or not incorporated, whose membership is essentially limited to owners of units in the Condominium or in condominiums located in the vicinity.

      b) Words defined in applicable statutes have the meanings therein set forth.

      c) "Condominium" -- See Heading.

      d) "Unit" -- See Heading.

      e) "Board of Managers" -- group of persons selected, authorized and directed to manage and operate a condominium, as provided by the Condominium Act, and the Declaration.

      f) "Building" -- See Article I.

      g) "Common Charges" -- each unit's share of the Common Expenses in accordance with its Common Interest in the Common Elements of the Condominium.

      h) "Common Elements" -- that which is described in the Declaration.

      i) "Common Expenses" -- the actual and estimated expenses of operating the Condominium and any reasonable reserve for such purposes, as found and determined by the Board of Managers plus all sums designated Common Expenses, including, but not limited to, real estate taxes, if applicable, by or pursuant to the Condominium Act, or the declaration.

      l) "Common Interest" -- the proportionate, undivided interest each Unit-owner has in the Common Elements.

      k) "Unit-owner" -- the person or persons owning 1 or more units in the Condominium in fee simple.

42. [Deleted]

43. No Liability

      A. Landlord, the Board of Managers, the Association and their respective agents, contractors and employees, shall not be liable for, injury to any person, or for property damage sustained by Tenant, its licensees, invitees, guests, contractors and agents, or by any other person for any reason except for negligence of Landlord, the Board of Managers or the Association.

      B.Tenant agrees to protect, indemnify and save harmless Landlord, the Board of Managers and the Association from all losses, costs, or damages suffered by reason of any act or other occurrence which causes injury to any person or property and is related in any way to the use of the Unit.

44. Automobiles

      The use or storage of Tenant's or any other person's automobile whether or not parked or being driven in or about the Building parking areas or garages, if any, shall at all times be at the sole risk of Tenant. Should any employee of the Condominium assist Tenant or take part in the parking, moving or handling of Tenant's or any other person's automobile or other property given to the custody of any employee for any reason whatsoever, that employee is considered the agent of Tenant or such other person and not of Landlord, the Condominium, the Board of Managers on the Association and none of them shall be liable to Tenant or to any other person for the acts or omission of any employee or for the loss of or damage to the automobile or any of its contents.

      Any vehicle or personal property belonging to Tenant, which in the opinion of Landlord, the Association or Board of Managers is considered abandoned, shall be removed by Tenant within 1 day after delivery of written notice to Tenant. If Tenant does not remove it, Landlord or the Association may remove the property from the area at Tenant's cost.

45. Garage Space

      If a garage space is included in this Lease the fee that Tenant must pay Landlord appears in the box at the top of the first page of this Lease. It is payable as added rent. The number of the garage space will also appear in the box. If a garage space number does not appear Tenant states that no garage space is leased to Tenant.

46. Voting

      This Lease relates solely to the use and occupancy of the Unit and as specifically stated. This Lease does not include the transfer or exchange of any voting rights nor is it to be construed as reducing Landlord's sole right to vote without restriction, with respect to any matter related to the Unit.

47. No Affirmative Obligations of Landlord

      Landlord is not obligated to provide or render any services whatsoever to the Tenant or perform any affirmative obligations under the terms of this Lease. Landlord is not liable for damages or otherwise in the event Tenant suffers them as a result of any act committed or omitted to be performed by the Association, Board of Managers, or any other party. Landlord shall not be liable to Tenant, its successors, assigns or subtenants with respect to any of the affirmative obligations to be performed by any third party including the Association or Board of Managers under the Declaration and Landlord is released from liability. Tenant must continue to pay all rent and added rent as required under the terms of this Lease in spite of any failure of performance. None of the terms of this Lease shall in any way be affected as a result of that failure. Landlord will use its reasonable efforts (provided at no expense to Landlord) in demanding the performance, by the party obligated, of its obligations under the applicable agreement including any obligation to provide services. Tenant agrees to indemnify and save Landlord harmless from and against any and all claims, liabilities or demands arising from the Declaration or other agreement related to any act, omission or negligence of Tenant.


Rider Additional terms on annexed page(s) initialed at the end by the parties is attached and made a part of this Lease.

Signatures, effective date Landlord and Tenant have signed this Lease as of the above date. It is effective when Landlord delivers to Tenant a copy signed by all parties.

LANDLORD:  ALEX COCOZIELLO             TENANT:  MANHATTAN SCIENTIFICS, INC.
           SUSAN COCOZIELLO

           /s/ Alex Cocoziello                  /s/ Marvin Maslow, CEO
           --------------------------           -----------------------------

           /s/ Susan Cocoziello
WITNESS    --------------------------           -----------------------------
                                                (An Officer of the Corporation)

GUARANTY OF PAYMENT                             Date of Guaranty _________ 19__.

Guarantor and address___________________________________________________________

1. Reason for guaranty I know that the Landlord would not rent the Unit to the Tenant unless I guarantee Tenant's performance. I have also requested the Landlord to enter into the Lease with the Tenant. I have a substantial interest in making sure that the Landlord rents the Premises to the Tenant.

2. Guaranty I guaranty the full performance of the Lease by the Tenant. This Guaranty is absolute and without any condition. It includes, but is not limited to, the payment of rent and other money charges.

3. Changes in Lease have no effect This Guaranty will not be affected by any change in the Lease, whatsoever. This includes, but is not limited to, any extension of time or renewals. The Guaranty will bind me even if I am not a party to these changes.

4. Waive of Notice I do not have to be informed about any default by Tenant. I waive notice of nonpayment or other default.

5. Performance If the Tenant defaults, the Landlord may require me to perform without first demanding that the Tenant perform.

6. Waiver of jury trial I give up my right to trial by jury in any claim related to the Lease or this Guaranty.

7. Changes This Guaranty can be changed only by written agreement signed by all parties to the Lease and this Guaranty.

Signatures                            GUARANTOR:________________________________
WITNESS:___________________________   Guarantor's address:______________________

--------------------------------------------------------------------------------

       EPA and HUD Lead Paint Regulations, Effective September 6, 1996(1)

Landlords must disclose known lead-based paint and lead-based paint hazards of pre-1978 housing to tenants.(2) Use the following BLUMBERG LAW PRODUCTS (800 LAW
MART) to comply:

  3140 Lead Paint Information Booklet    3141 Lead Paint Lease Disclosure Form

(1)   December 6, 1996 for owners of 1 to 4 residential dwellings.

(2) Leases for less than 100 days, 0-bedroom units, elderly and handicapped housing (unless children live there) and housing found to be lead-free by a certified inspector are excluded.

--------------------------------------------------------------------------------

                     RIDER ANNEXED TO AND FORMING A PART OF
                    THE LEASE DATED DECEMBER 4, 1998 BETWEEN
                     ALEX AND SUSAN COCOZIELLO AS LANDLORDS
                   AND MANHATTAN SCIENTIFICS, INC., AS TENANT
            COVERING RESIDENTIAL UNIT NUMBER 36F AT 641 FIFTH AVENUE
                            NEW YORK, NEW YORK, 10022


48. Unless the context requires a different meaning, the term "Lease" whenever used in this Rider, shall mean the Lease to which this Rider is annexed, this Rider and all other Riders to the Lease.

49. In the event of any inconsistency between the provisions of the printed Lease or any other Rider thereto and those contained in this Rider, the provisions of this Rider shall govern and be binding.

50. All terms not otherwise defined herein shall have the same meanings ascribed to them in that certain (i) Declaration ("Declaration") establishing condominium ownership of the land and the building erected thereon (forming a part of Section 5, Block 1287, Lot 1 on the tax map of the Borough of Manhattan, City, State and County of New York, recorded in reel 351, at page 1, in the Office of the Registrar of the City of New York, in the County and State of New York), comprising Olympic Tower Condominium ("Condominium"), made by Olympic Tower Associates ("Sponsor" under such Declaration) pursuant to Article 9-B of the Real Property Law of the State of New York; and (ii) the By-Laws ("By-Laws") of such Condominium appended to said Declaration.

51. All terms and provisions of this Lease shall be subject and subordinate to the Declaration and By-Laws and the House Rules of the Condominium, and all amendments thereto made in accordance with the Declaration and By-Laws. The Declaration, By-Laws and said House Rules, and all amendments thereto, are hereafter collectively called the "Condominium Documents". In the event of any inconsistency between the terms and provisions of this Lease and those contained in the Condominium Documents, the terms and provisions of the Condominium Documents shall govern and be binding.

52. Tenant agrees to faithfully observe and comply with the Condominium Documents, other than those provisions pertaining to the payment of the Common Charges and special assessments. Tenant shall not perform or suffer any action or other matter which if performed or suffered by Landlord would constitute a violation, breach or default under the Condominium Documents.

53. This Lease, or any provision hereof, may not be modified, amended, extended, waived, or abrogated without the prior written consent of the Owner/Lessor and the Board of Managers of the

Condominium in each instance.

54. Tenant shall not assign Tenant's interest in this Lease or subject the demised premises or any part thereof without obtaining the prior written consent of the Owner/Lessor and the Board of Managers.

55. Landlord and Tenant acknowledge and agree that if (i) Tenant defaults in the performance of Tenant's obligations under this Lease, or (ii) Landlord fails to pay the Common Charges or any special assessment or other charges payable pursuant to the Condominium Documents and as a result the lien granted by
Section 399-z of the Real Property Law of the State of New York is foreclosed or a deed in lieu of foreclosure is given the Board of Mangers, then the Board of Managers shall have the right to cancel this Lease on written notice to Tenant. In the event the Board exercises such right of cancellation, this Lease shall terminate and come to an end effective on the date specified in such cancellation notice, but in no event less than fifteen (15) days after giving of such cancellation notice.

56. In order to induce the Board of Managers to not exercise its right of first refusal contained in Article VIII of the By-Laws, and pursuant to the rights, powers and benefits granted and reserved to the Board of Managers under the Condominium Documents, it is agreed that the provisions of this Lease, and more particularly all the provisions contained in this Rider, shall inure to the benefit of, and be enforceable by, the Board of Managers.

57. At Tenant's option, Tenant may continue the Lease for a third year by informing Sandy Neuringer & Associates, Inc. by certified mail one hundred twenty (120) days prior to the expiration of the second year of the Lease that Tenant is exercising its option to continue the Lease for a third year. The rent during the third year will be $5500. In the event that Tenant continues the Lease for a third year, at Tenant's option, Tenant may continue the Lease for a fourth year by informing Sandy Neuringer & Associates, Inc. by certified mail one hundred twenty (120) days prior to the expiration of the third year of the Lease that Tenant is exercising its option to continue the Lease for a fourth year. The rent during the fourth year will be $5500. These options shall only apply in the event that Tenant is not in default of the Lease.

58. The sole brokers to be recognized in this Lease transaction are Sandy Neuringer & Associates, Inc. and Coldwell Banker Hunt Kennedy.

59. The rent shall be received by the first day of each month by Owner/Lessor at the address set forth on this Lease. No monthly notices will be sent. In the event that the rent is not received by the first day of the month, a late charge of $100 shall be assessed.

60. Tenant shall obtain and keep in full force and effect during the term of this Lease, at its own cost and expense, to protect Tenant and Landlord, and any of their respective agents, as insureds or additional insureds, liability insurance in the sum of $1,000,000.00 and insurance for all property within the Premises in the sum of not less than $200,000.00. Landlord shall be named under said insurance policy as an additional insured.

61. The unit is rented unfurnished.

62. Landlord will paint the apartment prior to the occupancy date. Landlord consents to Tenant's installation of lighting (including track lighting) and a "Murphy" bed. However, prior to vacating the Unit, Tenant must restore the Unit to its original condition, and all furnishings will remain the property of Tenant.

63. Tenant is responsible for paying the monthly utilities. Tenant will establish their own accounts with the utility companies and be billed directly by the companies. Landlord will have no responsibility or obligation in this regard.

64. Tenant can assign or sublet to any parent or subsidiary company, or any officer or director subject to Landlord's approval, which will not be unreasonably withheld. In the event that Landlord approves an assignee or sublessee, the assignee or sublessee shall be subject to all of the terms and conditions of this Lease. At all times, Tenant Manhattan Scientifics, Inc. will remain responsible for the monthly rent payments.

65. If Landlord is unable to make the Unit available to Tenant by February 1, 1999 by reason of any act on the part of Landlord, the Lease will terminate. The Lease shall also terminate in the event that the Board exercises its right of first refusal.

66. The Unit may be used as a corporate apartment.


LANDLORD:

/s/ Alex Cocoziello
----------------------------------
Alex Cocoziello


/s/ Susan Cocoziello
----------------------------------
Susan Cocoziello


TENANT

/s/ Marvin Maslow, CEO
----------------------------------
Manhattan Scientifics, Inc.

                 Disclosure of Information on Lead-Based Paint
                        and/or Lead-Based Paint Hazards
                                    (Leases)

LEAD WARNING STATEMENT

Housing built before 1978 may contain lead-based paint. Lead from paint, paint chips, and dust can pose health hazards if not managed properly. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 housing lessors must disclose the presence of known lead-based paint and/or lead-based paint hazards in the dwelling. Lessees must also receive a federally approved pamphlet on lead poisoning.

--------------------------------------------------------------------------------

Lessor's Disclosure

(a)   Presence of lead-based paint and/or lead-based paint hazards (Check (i) or
      (ii) below):  /s/ Alex Cocoziello

      (i) |_| Known lead-based paint and/or lead-based paint hazards are present in the housing. (Explain below. If the space provided is not adequate, attach additional sheets).

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      (ii) |X| Lessor has no knowledge of lead-based paint and/or lead-based paint hazards in the housing.

(b)   Records and reports available to the lessor (Check (i) or (ii) below):

      (i) |_| Lessor has provided the lessee with all available records and reports pertaining to lead-based paint and/or lead-based paint hazards in the housing (list documents below).

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      (ii) |X| Lessor has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the housing.

--------------------------------------------------------------------------------

Lessee's Acknowledgement (Initial)

(c) |_| Lessee has received copies of all information listed above.

(d) |_| Lessee has received the pamphlet Protect Your Family from Lead in Your Home.

                    /s/ Martin Maslow, CEO
--------------------------------------------------------------------------------

Agent's Acknowledgment (Initial)

(e) Agent has informed the lessor of the lessor's obligations under 42 U.S.C. 4852d and is aware of his/her responsibility to ensure compliance.

                                                     Continued on following page
                                                     Page 1 of 2

CERTIFICATION OF ACCURACY

The following parties have reviewed the information above and certify, to the best of their knowledge, that the information they have provided is true and accurate.

/s/ Alex Cocoziello          Alex and Susan
/s/ Susan Cocoziello         Cocoziello
-----------------------      -----------------------     -----------------------
Lessor                            (Print Name)           Date


                             Manhattan Scientifics,
                             Inc.
-----------------------      -----------------------     -----------------------
Lessee                            (Print Name)           Date


                             Sandy Neuringer & Assoc.
                             Coldwell Banker
/s/ [Illegible]              Hunt Kennedy                12/10/98
-----------------------      -----------------------     -----------------------
Agent                             (Print Name)           Date


                                   **********

NOTE: The use of this form and the preparation of its contents may have significant legal consequences. Consult your attorney as to the proper use and preparation of this form. Retain this record and copies of all documents to which it refers for at least three years.

                       SANDY NEURINGER & ASSOCIATES, INC.
                                 (212) 355-4456

Dear Resident:

You are hereby notified that, under Section 131.15 of the New York City Health Code, we are required to install window guards in your apartment if a child or children ten (10) years old or under resides in your apartment.

Each resident is required by the Code to advise the Owner or Managing Agent whether or not there are children under ten years of age residing in the apartment. In order that you can fulfill your obligation regarding this matter, we are requesting that you complete the form below. Please fill in the identification information requested at the top of the form. Thereafter, either place a checkmark in Part "A" or "B". After dating and signing the form, return it to your Building Superintendent within seven (7) days of the date of this letter.

If at some future time a child ten (10) years of age or younger becomes a resident of your apartment, the Code further requires that you then inform us in writing in order to have window guards installed.

--------------------------------------------------------------------------------

                          PLEASE PRINT ALL INFORMATION

--------------------------------------------------------------------------------

Landlord: Alex and Susan Cocoziello   Tenants Name:  Manhattan Scientifics, Inc.
--------------------------------------------------------------------------------

Landlord's Address:                   Tenant's Street Address:           Apt.
One Broadway, Room 102                One Rockefeller Plaza
Elmwood, NJ 07407                     New York, NY  10020
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PART "A" |_|      There are no children 10 years of age or younger who are
                  residents in my apartment at the present time. (If this box is checked, do not complete PART "B" below.)

PART "B" |_|      I have children 10 years of age or younger living in my
                  apartment. Their names and birth dates are as follows:

                                                       Date of Birth     Age
                                                      --------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------


/s/ Martin Maslow, CEO                        12/10/98
-----------------------------                 ------------------
Tenant's Signature                            Date


-----------------------------                 ------------------
Tenant's Signature                            Date

               [LETTERHEAD OF SANDY NEURINGER & ASSOCIATES, INC.]

                             APPLICATION FOR WAIVER
                     OF RIGHT OF FIRST REFUSAL ON PROPOSED
                               CONDOMINIUM LEASE

--------------------------------------------------------------------------------

                                             New York, NY  December 4, 1998

1. CONDOMINIUM UNIT NO.: 36F    NAME OF OWNER: Alex and Susan Cocoziello

2. ADDRESS OF OWNER: One Broadway, Room 102     TELEPHONE NO.:_________________
                     Elmwood, NJ 07407

3. ATTORNEY FOR OWNER: Debra J. Guzov           TELEPHONE NO.: (212) 371-8008

4. ATTORNEY'S FIRM AND ADDRESS: 950 Third Avenue, 26th Floor
                                New York, NY 10022

                                   **********

5. LESSEE: Manhattan Scientifics, Inc.

6. LESSEE'S HOME ADDRESS: One Rockefeller Plaza TELEPHONE NO.:_________________
                          New York, NY 10020

7. LESSEE'S ATTORNEY: Scott L. Bach, Esq.       TELEPHONE NO.: (212) 332-3330

8. LESSEE'S ATTORNEY'S FIRM AND ADDRESS: Bach & Associates
                                         One Rockefeller Plaza NY, NY 10020

9. LESSEE'S BUSINESS ADDRESS: See above.        TELEPHONE NO.:_________________

10. LESSEE'S OCCUPATION:_______________________________________________________

11. PROPOSED DATE OF OCCUPANCY: 1/1/99

12. MONTHLY RENTAL: $5,000 year one             LEASE TERM: Two (2) years
                    $5,250 year two

13. SPECIAL CONDITIONS: None

14. IF LESSEE IS A CORPORATION, NAME OR DESCRIBE THE INDIVIDUAL(S) TO BE THE OCCUPANT(S) OF THE APARTMENT UNIT AND STATE FOR HOW LONG A TERM.

                                          Marvin Maslow
                                          and other corp
                                          officers and    RELATION TO  Chairman
    a. NAME(S) OF DESIGNATED OCCUPANT(S): directors       LESSEE:      & CEO

    b. LENGTH OF OCCUPANCY: Two (2) years

15. NAMES OF ALL PERSONS WHO WILL RESIDE IN THE APARTMENT AND IF CHILDREN, STATE NUMBER AND THEIR APPROXIMATE AGES: See response to 14.

16. WILL THERE BE ANY BUSINESS OR PROFESSION CONDUCTED AT THIS APARTMENT: Yes, occasional meetings of executives

17. IF SO, WHAT IS THE NATURE OF THE BUSINESS OR PROFESSION? Scientific research and development

18. WILL THERE BE ANY EMPLOYEES OF LESSEE LIVING OR WORKING IN THE APARTMENT? Occasionally, Executive Assistants

    a. IF SO, HOW MANY?________________________________________________________

    b. DOMESTIC _______________________________________________________________

    c. BUSINESS _______________________________________________________________

19. a. WILL THERE BE ANY BUSINESS OR PROFESSIONAL VISITORS TO THE APARTMENT? See Response 16.

    b. IF SO, ESTIMATED NUMBER PER DAY:________________________________________

20. DOES LESSEE WISH TO MAINTAIN ANY PETS?  IF SO PLEASE SPECIFY:  No

21. a. STATE NAME AND ADDRESS OF LESSEE'S CURRENT LANDLORD OR MANAGING AGENT OF BUILDING:_______________________________________________________________

                                            LESSEE'S
       ______________________________ LENGTH OF OCCUPANCY:_____________________

    b. IF PRIOR RESIDENCE WAS OCCUPIED FOR LESS THAN TWO (2) YEARS, STATE NAME AND ADDRESS OF PREVIOUS LANDLORD(S) OR AGENT(S) FOR PAST FIVE (5)
       YEARS_________________________       LESSEE'S
                                      LENGTH OF OCCUPANCY:_____________________

22. LESSEE HEREBY AUTHORIZES A TRW CREDIT CHECK OR SIMILAR TO BE MADE.

23. LESSEE AND OWNER HEREBY AGREE TO ABIDE BY ALL THE TERMS, COVENANTS, PROVISIONS AND CONDITIONS SET FORTH IN THE BYLAWS AND OTHER APPLICABLE DOCUMENTS OF THE CONDOMINIUM.

OWNER WILL HAVE A MAXIMUM OF 30 DAYS WITHIN WHICH TO ACCEPT OR REJECT THE OFFER TO LEASE UNIT AFTER RECEIVING A WAIVER FROM THE BOARD OF MANAGERS.


                                                 /s/ Martin Maslow, CEO
                                                 -------------------------------
                                                 SIGNATURE OF LESSEE
/s/ Alex Cocoziello
-------------------------------------
Signature of Condominium Owner or
Authorized Agent


FIRM NAME OF BROKER: Sandy Neuringer & Associates, Inc./Coldwell Banker Hunt
                     Kennedy

NAME OF INDIVIDUAL BROKER: Susan Neuringer/Heather Stein

             [CERTIFIED CHECK DATED 12/1/98 IN THE AMOUNT OF $5,000
                    PAYABLE TO DRS. ALEX & SUSAN COCOZIELLO]

             [CERTIFIED CHECK DATED 12/1/98 IN THE AMOUNT OF $5,000
                    PAYABLE TO DRS. ALEX & SUSAN COCOZIELLO]

             [CERTIFIED CHECK DATED 12/1/98 IN THE AMOUNT OF $4,500
                    PAYABLE TO SANDY NEURINGER & ASSOCIATES]

             [CERTIFIED CHECK DATED 12/1/98 IN THE AMOUNT OF $4,500
                   PAYABLE TO COLDWELL BANKER, HUNT KENNEDY]